UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Clayton Williams Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/07/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view for the 2008 Annual Meeting of Shareholders of Clayton Williams Energy, Inc:

Notice of Annual Meeting and Proxy Statement/Annual Report for 2007

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/23/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639 **E-mail: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CLAYTON WILLIAMS ENERGY, INC.

Vote By Internet
CLAYTON WILLIAMS ENERGY, INC. SIX DESTA DRIVE SUITE 6500 MIDLAND, TX 79705-9963

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on 5/6/08. Have your notice in hand when you access the web site and follow the instructions.

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares

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Meeting Location

The Annual Meeting for holders as of 03/17/08
is to be held on 05/07/08 at 11:00 A.M. local time
at:	Claydesta Conference Center
Six Desta Drive
Suite 6550
Midland, TX 79705-9963

FOR MEETING DIRECTIONS
PLEASE CALL: 432-688-3419

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Voting items

The Board of Directors Recommends a Vote FOR
Items 1 and 2.

1.	Election of three directors:
Nominees:
01) Davis L. Ford
02) Robert L. Parker
03) Jordan R. Smith

2.	Advisory vote on the selection of KPMG LLP as independent auditors for 2008.

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